EXHIBIT 32

WELLNESS MARKETING GROUP, INC.

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the accompanying Annual Report on Form 10-K of I-Wellness Marketing Group, Inc. (the “Company”) for the period November 1, 2014 to June 30, 2016 (the “Report”), I, Timothy Ferguson, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 15, 2017

/s/ Timothy Ferguson
Timothy Ferguson Principal Executive Officer and Principal Financial Officer